Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Dethrone Royalty Holdings, Inc. (the "Company") on Form 10-K for the fiscal year ended July 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Toby McBride, Chief Executive Officer, Chief Financial and Accounting Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2012

/s/ Toby McBride

Toby McBride

Title: Chief Executive Officer and

Chief Financial Officer